UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

CADIZ INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12114	77-0313235
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

550 S. Hope Street, Suite 2850
Los Angeles, California	70071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On February 28, 2024, Cadiz Inc. (the “Company” or “Cadiz”) entered into (i) an Agreement for the Delivery of Water Made Available by Cadiz Inc. and Fenner Gap Mutual Water Company to Public Water Systems, among Cadiz, Cadiz Real Estate LLC, a wholly-owned subsidiary of Cadiz, Fenner Gap Mutual Water Company (“FGMWC”) and Fontana Water Company (“FWC”), an investor-owned utility serving the City of Fontana, California (the “FWC Agreement”), and (ii) a Term Sheet for the Delivery of Water Made Available by Cadiz Inc. and Fenner Gap Mutual Water Company to Santa Margarita Water District in the Northern Pipeline (the “SMWD Term Sheet,” and collectively with the FWC Agreement, the “Agreements”), among Cadiz, FGMWC and Santa Margarita Water District (“SMWD”).

The Agreements provide for the purchase of a cumulative annual supply of 10,000 acre-feet of water from the Company’s Water Conservation, Supply and Storage project (the “Project”) with conveyance through the Company’s 30-inch diameter, 220-mile, existing steel pipeline originating at Cadiz with a terminus at Wheeler Ridge (the “Northern Pipeline”).

The FWC Agreement provides that FWC will purchase 5,000 acre-feet per year (AFY) of water from the Project made available to FWC via the East Branch of the State Water Project through an exchange with one or more contractors under the California State Water Project, a state water management project under the supervision of the California Department of Water Resources.

The SMWD Term Sheet provides that SMWD will exercise its right to purchase 5,000 AFY pursuant to a Purchase & Sale Agreement entered into by the Company and SMWD in 2012 and that the Company will facilitate delivery to SMWD through the Company’s Northern Pipeline via an exchange of water with a State Water Project contractor.

Under the terms of the Agreements, FWC and SMWD will each pay a maximum of $1,650 per AFY as the “as delivered” price for Project water delivered to designated points of delivery. The payments will be subject to an agreed upon annual adjustment pegged to an agreed upon index (e.g., CPI Water and Sewer Index). In addition, SMWD will reserve the right to acquire specified carry-over storage in the Project for $1,500 per AF and an annual management fee of $20 per AF of acquired storage capacity.

Under both Agreements, the parties have agreed to exercise good faith and reasonable best efforts to jointly pursue federal, state, and local grant funding to offset the capital costs for development of pipeline conveyance and appurtenant facilities. Any grant funding received by public water systems will be credited against the “as delivered” price for water to the purchasers. The target price to public water systems, including incremental capital and operating costs for conveyance, less grant funding, is $1,000 and in any event, will not exceed $1,650 per AFY.

Cadiz expects to receive net revenue of $850 per AFY, subject to annual inflation adjustments, for producing conserved water to be conveyed to each of the parties under the Agreements through the Northern Pipeline.

The Company’s Northern Pipeline has a delivery capacity of 25,000 AFY.  The Agreements are anticipated to represent 40% of the delivery capacity of the Northern Pipeline. In addition to the Agreements, the Company holds option agreements with several public water systems and is in negotiations with those public water systems to exercise and/or amend those option agreements to take delivery of water from the Northern Pipeline via direct delivery or by exchange with State Water Project contractors. Annual payments for water supply made available from the Project under the Agreements would begin when conditions precedent are met, construction is complete, and water deliveries begin.

No binding obligations will be created with respect to the transactions contemplated by the SMWD Term Sheet until the execution of written definitive agreements.

The foregoing description of the FWC Agreement and the SMWD Term Sheet does not purport to be complete and is qualified in its entirety by the full text of such documents, each of which is filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1*
Agreement for the Delivery of Water Made Available by Cadiz Inc. and Fenner Gap Mutual Water Company to Public Water Systems, dated February 28, 2024, among Cadiz Inc., Cadiz Real Estate LLC, Fenner Gap Mutual Water Company and Fontana Water Company

10.2*
Term Sheet for the Delivery of Water Made Available by Cadiz Inc. and Fenner Gap Mutual Water Company to Santa Margarita Water District in the Northern Pipeline, dated February 28, 2024, among Cadiz Inc., Fenner Gap Mutual Water Company and Santa Margarita Water District

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Portions of this exhibit have been omitted because such portions are both (i) not material and (ii) customarily and actually treated by the registrant as private or confidential.

INFORMATION RELATING TO FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements regarding the Company’s expectation to enter into a definitive agreement reflecting the terms in the SMWD Term Sheet and the expected benefits to be derived from the Agreements and option agreements held by the Company.  Such statements are subject to significant risks and uncertainties, including the Company’s ability to fulfill the required contractual conditions and complete the needed construction for water delivery to occur.  Although the Company believes that the expectations reflected in our forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  Factors that could cause actual results or events to differ materially from those reflected in the Company’s forward-looking statements include delays in the supply chain for materials, whether the parties to the Agreements will be able to obtain the contemplated grant funding, and other factors and considerations detailed in the Company’s Securities and Exchange Commission filings.  We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CADIZ INC.

By: /s/ Stanley E. Speer
Stanley E. Speer Chief Financial Officer

Date:  March 4, 2024